 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 22, 2015

COUNTY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	005-88541	39-1850431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

860 North Rapids Road Manitowoc, Wisconsin	54221
(Address of principal executive offices)	(Zip code)

                    (920) 686-9998

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.

Results of Operations and Financial Condition.

On July 22, 2015, County Bancorp, Inc. issued a press release setting forth certain information concerning its results of operations for the second quarter ended June 30, 2015.  A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to liability under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release of County Bancorp, Inc. dated July 22, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 22, 2015

COUNTY BANCORP, INC.

By:  /s/ Mark A. Miller

Mark A. Miller

Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of County Bancorp, Inc. dated July 22, 2015

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